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                                                Confidential Treatment Requested
                                                                    Exhibit 10.2

                                  Amendment to
                             Prime Vendor Agreement
                                     Between
                Standard Management Corporation, ("Customer") and
                       AmerisourceBergen Drug Corporation
                            Dated as of March 1, 2006

      This Amendment is entered into this 24th day of March, 2006, between AmerisourceBergen Drug Corporation ("AmerisourceBergen") located at 1300 Morris Drive, Suite 100, Chesterbrook, PA 19087 and Standard Management, Inc. ("Customer") and amends that one certain Prime Vendor Agreement between Customer and AmerisourceBergen dated as of March 1, 2006 ("Agreement").

For good and valuable consideration, the receipt of which is hereby acknowledged, the Parties agree as follows:

1.    The following paragraph is added as Section 6A:

      6A. TERMINATION DAMAGES

            Customer acknowledges that its Price of Goods and other terms are based on length of the Agreement. In the event Customer terminates this Agreement before the expiration of its Term, whether for any reason or no reason, or in the event of breach of this Agreement by Customer, Customer agrees to pay the amount of ******* dollars ($******) to ABDC as liquidated damages and not as a penalty, in addition to any other amounts, lost profits, or other damages, that may be owed to ABDC.

2.    The following paragraph is added to Exhibit 1 as Section 1AA:

      AA. ****** VOLUME DISCOUNT

            Customer will receive a rebate in the amount of ****** Dollars ($*******) payable ******************, representing a *** volume discount off the Price of Goods for the **************** ($*****) dollars in ********** in the ******* of this Agreement. In the event that Customer does not make Net Purchases exceeding ******* dollars ($*******) **********, Customer agrees that it shall repay an amount equal to the portion of the rebate not earned. Customer must be compliant with all terms of this Agreement to be eligible for any rebate under this paragraph.

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***** Denotes information that has been omitted from this Exhibit pursuant to a confidential treatment request filed with the Commission.

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                                                Confidential Treatment Requested
                                                                    Exhibit 10.2

3. All other terms and conditions of the Agreement are hereby restated and affirmed.

Customer:                             AmerisourceBergen:
Standard Management, Inc.             AmerisourceBergen Drug Corporation

By: /s/ Ronald D. Hunter              By: /s/ James F. Riley III
    -------------------------             ---------------------------

Name: Ronald D. Hunter                Name: James F. Riley III

Title: Chairman, President & CEO      Title: V.P. Strategic Accounts

Date: March 24, 2006                  Date: March 24, 2006

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***** Denotes information that has been omitted from this Exhibit pursuant to a confidential treatment request filed with the Commission.